Exhibit 99.2

Ruddick Corporation

Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 7, 2011, Ruddick Corporation (“the Company”) completed the sale of all of its ownership interest in its American & Efird business (“A&E”) to two newly formed affiliates of KPS Capital Partners, LP. The purchase price was $180 million in cash consideration, subject to adjustments for working capital and certain liabilities, including under funded pension liabilities and foreign debt.

The following unaudited pro forma condensed consolidated financial statements and explanatory notes reflect the disposition of A&E as if the sale had occurred as of July 3, 2011, in respect to the pro forma consolidated condensed balance sheet, and October 1, 2007, in respect to the pro forma consolidated condensed statements of operations.

The unaudited pro forma consolidated condensed balance sheet includes specific assumptions and adjustments related to the sale of A&E.  The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of the filing.  The pro forma consolidated condensed balance sheet includes no assumptions regarding the use of proceeds, which are presented as additional cash and cash equivalents.  Accordingly, the actual effect of the sale, due to this and other factors, including, but not limited to changes in balances of assets and liabilities and final price adjustments, could differ significantly from the pro forma adjustments presented herein.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to represent what the results of operations or financial position of the Company would have been had the transaction described above occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  The pro forma adjustments are directly attributable to the transaction and are expected to have a continuing impact on the results of operations of the Company.  In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

RUDDICK CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

AS OF JULY 3, 2011
(dollars in thousands)

	Historical	Disposition	Pro Forma
ASSETS
Current Assets
Cash and Cash Equivalents	$ 124,208	$ 158,279	$ 282,487
Accounts Receivable, Net of Allowance for Doubtful Accounts	112,979	(57,139)	55,840
Refundable Income Taxes	9,287	5,617	14,904
Inventories	327,029	(53,733)	273,296
Deferred Income Taxes	1,509	(228)	1,281
Prepaid Expenses and Other Current Assets	32,348	(7,955)	24,393
Total Current Assets	607,360	44,841	652,201
Property, Net	1,069,334	(66,091)	1,003,243
Investments	179,424	(62,580)	116,844
Deferred Income Taxes	992	(992)	-
Goodwill	515	(515)	-
Intangible Assets	20,041	(6,665)	13,376
Other Long-Term Assets	85,015	(4,314)	80,701
Total Assets	$1,962,681	$ (96,316)	$1,866,365
LIABILITIES AND EQUITY
Current Liabilities
Notes Payable	$ 7,021	$ (7,021)	$ -
Current Portion of Long-Term Debt and Capital Lease Obligations	4,664	(509)	4,155
Accounts Payable	251,484	(13,507)	237,977
Deferred Income Taxes	17	(17)	-
Accrued Compensation	59,792	(6,705)	53,087
Other Current Liabilities	87,141	(6,647)	80,494
Total Current Liabilities	410,119	(34,406)	375,713
Long-Term Debt and Capital Lease Obligations	285,648	(472)	285,176
Deferred Income Taxes	19,321	1,078	20,399
Pension Liabilities	146,441	(26,975)	119,466
Other Long-Term Liabilities	116,503	(2,097)	114,406
Total Liabilities	978,032	(62,872)	915,160
Equity
Common Stock	102,017	-	102,017
Retained Earnings	999,815	(45,014)	954,801
Accumulated Other Comprehensive Loss	(123,177)	17,564	(105,613)
Total Equity of Ruddick Corporation	978,655	(27,450)	951,205
Noncontrolling Interest	5,994	(5,994)	-
Total Equity	984,649	(33,444)	951,205
Total Liabilities and Equity	$1,962,681	(96,316)	$1,866,365

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

RUDDICK CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

FOR THE 39 WEEKS ENDED JULY 3, 2011
(dollars in thousands)

	Historical	Disposition	Pro Forma
Net Sales	$ 3,425,971	$ (241,894)	$ 3,184,077
Cost of Sales	2,416,167	(181,647)	2,234,520
Selling, General and Administrative Expenses	851,119	(39,217)	811,902
Operating Profit	158,685	(21,030)	137,655
Interest Expense	14,677	(315)	14,362
Interest Income	(200)	114	(86)
Net Investment Gain	(19,392)	-	(19,392)
Earnings (Loss) from Continuing Operations Before Income Taxes	163,600	(20,829)	142,771
Income Tax Expense (Benefit)	62,808	(6,301)	56,507
Earnings from Continuing Operations	100,792	(14,528)	86,264
Less: Net Earnings Attributable to the Noncontrolling Interest	655	(655)	-
Net Earnings Attributable to Ruddick Corporation	$ 100,137	$ (13,873)	$ 86,264

Earnings (Loss) Per Share Attributable to Ruddick Corporation:
Basic	$ 2.07		$ 1.78
Diluted	$ 2.05		$ 1.77

Weighted Average Number of Shares of Common Stock Outstanding:
Basic	48,460		48,460
Diluted	48,830		48,830

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

RUDDICK CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 3, 2010
(dollars in thousands)

	Historical	Disposition	Pro Forma
Net Sales	$ 4,400,450	$ (301,097)	$ 4,099,353
Cost of Sales	3,100,592	(228,685)	2,871,907
Selling, General and Administrative Expenses	1,101,887	(51,298)	1,050,589
Operating Profit	197,971	(21,114)	176,857
Interest Expense	20,072	(421)	19,651
Interest Income	(196)	66	(130)
Net Investment Gain	(310)	-	(310)
Earnings (Loss) from Continuing Operations Before Income Taxes	178,405	(20,759)	157,646
Income Tax Expense (Benefit)	65,297	(5,250)	60,047
Earnings from Continuing Operations	113,108	(15,509)	97,599
Less: Net Earnings Attributable to the Noncontrolling Interest	1,067	(1,067)	-
Net Earnings Attributable to Ruddick Corporation	$ 112,041	$ (14,442)	$ 97,599

Earnings (Loss) Per Share Attributable to Ruddick Corporation:
Basic	$ 2.32		$ 2.02
Diluted	$ 2.31		$ 2.01

Weighted Average Number of Shares of Common Stock Outstanding:
Basic	48,215		48,215
Diluted	48,600		48,600

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

RUDDICK CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 27, 2009
(dollars in thousands)

	Historical	Disposition	Pro Forma
Net Sales	$ 4,077,822	$ (250,817)	$ 3,827,005
Cost of Sales	2,860,465	(202,901)	2,657,564
Selling, General and Administrative Expenses	1,052,615	(51,288)	1,001,327
Goodwill Impairment Charge	7,654	(7,654)	-
Long-Lived Asset Impairment Charge	2,237	(2,237)	-
Operating Profit	154,851	13,263	168,114
Interest Expense	17,307	(732)	16,575
Interest Income	(493)	480	(13)
Net Investment Gain	(746)	-	(746)
Earnings (Loss) from Continuing Operations Before Income Taxes	138,783	13,515	152,298
Income Tax Expense (Benefit)	52,225	7,710	59,935
Earnings from Continuing Operations	86,558	5,805	92,363
Less: Net Earnings Attributable to the Noncontrolling Interest	594	(594)	-
Net Earnings Attributable to Ruddick Corporation	$ 85,964	$ 6,399	$ 92,363

Earnings (Loss) Per Share Attributable to Ruddick Corporation:
Basic	$ 1.79		$ 1.93
Diluted	$ 1.78		$ 1.91

Weighted Average Number of Shares of Common Stock Outstanding:
Basic	47,964		47,964
Diluted	48,337		48,337

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

RUDDICK CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 28, 2008
(dollars in thousands)

	Historical	Disposition	Pro Forma
Net Sales	$ 3,992,397	$ (327,593)	$ 3,664,804
Cost of Sales	2,783,950	(258,003)	2,525,947
Selling, General and Administrative Expenses	1,034,662	(65,706)	968,956
Operating Profit	173,785	(3,884)	169,901
Interest Expense	20,334	(1,095)	19,239
Interest Income	(1,185)	658	(527)
Net Investment Gain	41	-	41
Earnings (Loss) from Continuing Operations Before Income Taxes	154,595	(3,447)	151,148
Income Tax Expense (Benefit)	57,359	1,518	58,877
Earnings from Continuing Operations	97,236	(4,965)	92,271
Less: Net Earnings Attributable to the Noncontrolling Interest	484	(484)	-
Net Earnings Attributable to Ruddick Corporation	$ 96,752	$ (4,481)	$ 92,271

Earnings (Loss) Per Share Attributable to Ruddick Corporation:
Basic	$ 2.02		$ 1.93
Diluted	$ 2.00		$ 1.91

Weighted Average Number of Shares of Common Stock Outstanding:
Basic	47,824		47,824
Diluted	48,295		48,295

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

RUDDICK CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements reflect the disposition of the Company’s wholly-owned subsidiary, A&E. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 3, 2011 and the unaudited Pro Forma Condensed Consolidated Statement of Earnings for the 39 weeks then ended gives effect to the disposition as if it had occurred on July 3, 2011. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the 39 weeks ended July 3, 2011 and for the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008, give effect to the disposition as if it had occurred on October 1, 2007.

Following are descriptions of certain columns included in the accompanying unaudited pro forma condensed consolidated financial statements:

•

Historical – Represents the historical condensed consolidated balance sheet of Ruddick Corporation as of July 3, 2011 and the historical consolidated statements of operations of Ruddick Corporation for the 39 weeks ended July 3, 2011, the 53 weeks ended October 3, 2010, the 52 weeks ended September 27, 2009 and the 52 weeks ended September 28, 2008.

•

Disposition – Represents A&E’s historical financial position as of July 3, 2011 and its historical operating results for the 39 weeks ended July 3, 2010 and the fiscal years ended October 3, 2010, September 27, 2009 and September 28, 2008, respectively.

The unaudited pro forma condensed consolidated financial statements have been derived from and should be read together with the historical consolidated financial statements and the related notes of the Company in its Annual Report on Form 10-K for the year ended October 3, 2010 and its Quarterly Report filed on Form 10-Q for the third fiscal quarter ended July 3, 2011.